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                                                                  EXHIBIT 23.01

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-3256.

                                                  ARTHUR ANDERSEN LLP

Melville, New York
November 21,1997